EXHIBIT 4.2
[Legend for Initial Shares:
THE SECURITIES EVIDENCED BY THIS COMMON STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”). NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SECURITIES HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SECURITIES REPRESENTED BY THIS COMMON STOCK CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS SET FORTH IN (I) THE LETTER AGREEMENT DATED AS OF         , BY AND BETWEEN THE HOLDER, THE CORPORATION AND BANC OF AMERICA SECURITIES LLC AND (II) THE STOCK ESCROW AGREEMENT DATED AS OF      , BY AND BETWEEN THE HOLDER, THE CORPORATION AND THE ESCROW AGENT. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED BY THE HOLDER HEREOF AT THE CORPORATION’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.]

No. [•]	[•] SHARES
CUSIP No.: [30247L 103]
FIG ACQUISITION CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT [•] IS THE OWNER OF [•] FULLY PAID AND NON-ASSESSABLE SHARES OF
THE PAR VALUE OF $0.0001 EACH OF THE COMMON STOCK OF
FIG ACQUISITION CORP.
TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
DATED:

By:

Chief Executive Officer

By:

Transfer Agent

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)
     Additional abbreviations may also be used though not in the above list.

FIG ACQUISITION CORP.
     FIG Acquisition Corp. (the “Corporation”) will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Corporation’s Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of the Corporation’s Common Stock (copies of which may be obtained from the Corporation), to all of which the holder of this certificate by acceptance hereof assents.
     FOR VALUE RECEIVED,                      HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

(PLEASE PRINT NAME AND ADDRESS	(PLEASE INSERT SOCIAL SECURITY OR
INCLUDING ZIP CODE OF ASSIGNEE)	OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                                         SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO(ES) HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                      ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).
     [The holder of this certificate shall be entitled to receive funds from the trust account only in the event of the Corporation’s liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Corporation. In no other circumstances shall the holder have any right or interest of any kind in or to the trust account.]1

[1]	To be included only in Common Stock Certificates representing shares of Common Stock issued and sold in the Corporation’s initial public offering.

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